UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07707

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:    November 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Real Estate Investment Fund


Annual Report

November 30, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 27, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in, or related to, the real estate industry.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmarks, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended November 30, 2005.

For the 12-month period ended November 30, 2005, the Fund underperformed its sector-specific benchmark, but outperformed the broad market, as represented by the S&P 500 Stock Index. Specifically, security selection in the diversified and self-storage sectors was the main detractor from the Fund's performance.

The Fund surrendered relative performance in the self-storage sector as a result of having a lower-than-market weight in this property type. A position in a company that experienced accounting-related delays in both year-end reporting and fulfillment of Sarbanes-Oxley reporting requirements was also a detractor. One of the Fund's holdings with diversified sector exposure also experienced negative performance on the back of lower growth guidance. Positive sector selection in most property types partially offset poor security selection. Sector selection was best in health care and residential, both underweighted for the reporting period. The main detractor from a sector perspective was lodging. The 12-month period for this property type was characterized by recurring investor anxiety over a number of macro threats to the economy. Investors have tended to link the current health of the economy to their expectations for lodging. Investor concerns notwithstanding, lodging fundamentals have continued to improve throughout the year; revenue per average room growth has exceeded expectations for 2005 and prospects for 2006 remain solid. Underpinning solid fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand, which should lend support to strong occupancy and pricing.

For the six-month period ended November 30, 2005 the Fund's Class A shares modestly outperformed the NAREIT Equity Index and significantly outperformed the S&P 500 Stock Index. The Fund's outperformance for the six-month period under review was driven by favorable security selection while sector selection provided a small negative offset to positive security returns.

Security selection was a positive contributor in the office/industrial and health care sectors. The Fund's holdings in the office sector produced


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1


strong performance as regionally-focused investments more than offset the poor performance of some more broadly diversified office investments. Office players with a focus in either specialized markets or niche geographies, characterized by strong growth and low vacancy, have performed better than national office companies. The latter continue to face challenging conditions as well as persistent higher-than-expected vacancy rates in some of their markets. The Fund also benefited from an underweight position in an underperforming office company that has a large index weight.

Overall, the Fund's overweight positions in lodging properties detracted from performance. Despite very strong fundamentals and revenue per average room growth in the high single digits, investor anxiety over the effect of high oil prices on the economy, and lodging in particular, continues to impact this sector. Security selection within lodging modestly detracted from relative performance as two of the Fund's holdings performed particularly poorly due to investor concerns related to potential acquisitions. In one case, investors feared the acquisition of a foreign company at a rich multiple, and in the other case, investors worried about a large domestic acquisition and the need to raise equity.

Market Review and Investment Strategy

Real estate investment trust performance, as measured by the NAREIT Equity Index, gained 17.84% during the 12-month period ended November 30, 2005, exceeding the S&P 500 Stock Index return of 8.44%. Real estate fundamentals continued to improve during the annual reporting period, as the U.S. economy strengthened and consumer spending remained robust. All sectors of the NAREIT Equity Index contributed to the positive performance of the Index with self-storage, residential and specialty contributing the most. Health care lagged all other property types. Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the residential, health care, specialty/diversified and self storage sectors. The Fund continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.

For the six-month period ended November 30, 2005, the NAREIT Equity Index returned 10.96%, outperforming the S&P 500 Stock Index which returned 5.88%. REIT performance during the most recent six-month period was volatile and investor sentiment vacillated between confidence in the progress of real estate fundamentals and concern over the impact of energy prices on the economy. Inflation, interest rate worries and doubts about the sustainability of consumer spending also affected investor sentiment. During this period, residential, self-storage and specialty REITs performed ahead of the NAREIT Equity Index, while lodging, health care and retail lagged the Index. The Fund held overweight positions in the lodging and office/industrial properties sectors and underweight positions in the health care, self storage, diversified and specialty REITs sectors during the six-month period.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARKS                           -------------------------
PERIODS ENDED NOVEMBER 30, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
   Class A                                              11.43%        16.83%
-------------------------------------------------------------------------------
   Class B                                              10.85%        15.89%
-------------------------------------------------------------------------------
   Class C                                              10.99%        16.04%
-------------------------------------------------------------------------------
   Advisor Class                                        11.56%        17.17%
-------------------------------------------------------------------------------
   Class R**                                            11.19%        16.99%*
-------------------------------------------------------------------------------
   Class K**                                            11.39%        17.27%*
-------------------------------------------------------------------------------
   Class I**                                            11.58%        17.48%*
-------------------------------------------------------------------------------
NAREIT Equity Index                                     10.96%        17.84%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      5.88%         8.44%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/96* TO 11/30/05


AllianceBernstein Real Estate Investment Fund Class A: $31,272
NAREIT Equity Index: $34,091
S&P 500 Stock Index: $20,991

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein
                Real Estate Investment        NAREIT              S&P 500
                     Fund Class A          Equity Index         Stock Index
-------------------------------------------------------------------------------
     9/30/96*           $  9,575             $ 10,000            $ 10,000
    11/30/96            $ 10,274             $ 10,766            $ 11,052
    11/30/97            $ 13,872             $ 13,963            $ 14,202
    11/30/98            $ 11,529             $ 12,096            $ 17,565
    11/30/99            $ 10,071             $ 10,901            $ 21,234
    11/30/00            $ 12,693             $ 13,277            $ 20,336
    11/30/01            $ 14,263             $ 15,807            $ 17,853
    11/30/02            $ 14,955             $ 16,687            $ 14,905
    11/30/03            $ 20,173             $ 22,274            $ 17,153
    11/30/04            $ 26,767             $ 28,930            $ 19,357
    11/30/05            $ 31,272             $ 34,091            $ 20,991


*  Since inception of the Fund's Class A shares on 9/30/96.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Fund Class A shares (from 9/30/96* to 11/30/05) as compared to the performance of the Fund's benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         16.83%             11.87%
5 Years                        19.76%             18.74%
Since Inception*               13.78%             13.25%

Class B Shares
1 Year                         15.89%             11.89%
5 Years                        18.91%             18.91%
Since Inception*(a)            13.09%             13.09%

Class C Shares
1 Year                         16.04%             15.04%
5 Years                        18.94%             18.94%
Since Inception*               13.00%             13.00%

Advisor Class Shares
1 Year                         17.17%
5 Years                        20.14%
Since Inception*               14.13%

Class R Shares+
Since Inception*               16.99%

Class K Shares+
Since Inception*               17.27%

Class I Shares+
Since Inception*               17.48%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             6.86%
5 Year                                            17.68%
Since Inception*                                  13.19%

Class B Shares
1 Year                                             6.75%
5 Year                                            17.84%
Since Inception*(a)                               13.03%

Class C Shares
1 Year                                             9.83%
5 Year                                            17.87%
Since Inception*                                  12.94%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 9/30/96 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            Beginning                         Ending
                          Account Value                    Account Value                   Expenses Paid
                          June 1, 2005                   November 30, 2005                 During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual        Hypothetical       Actual        Hypothetical**       Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,114.28         $1,018.00          $ 7.47         $ 7.13
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,108.49         $1,014.39          $11.26         $10.76
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,109.89         $1,014.49          $11.16         $10.66
---------------------------------------------------------------------------------------------------------------
Advisor
  Class            $1,000          $1,000         $1,115.57         $1,020.46          $ 4.88         $ 4.66
---------------------------------------------------------------------------------------------------------------
Class R            $1,000          $1,000         $1,111.90         $1,016.24          $ 9.32         $ 8.90
---------------------------------------------------------------------------------------------------------------
Class K            $1,000          $1,000         $1,113.90         $1,017.70          $ 7.79         $ 7.44
---------------------------------------------------------------------------------------------------------------
Class I            $1,000          $1,000         $1,115.82         $1,019.25          $ 6.15         $ 5.87
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.41%, 2.13%, 2.11%, 0.92%, 1.76%, 1.47% and 1.16%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $264.3


SECTOR BREAKDOWN*
     21.4%   Office
     16.2%   Apartment
     14.5%   Regional Malls
     12.9%   Shopping Centers
     10.5%   Hotels & Restaurants               [PIE CHART OMITTED]
      9.6%   Warehouse & Industrial
      6.7%   Diversified
      5.4%   Storage
      1.9%   Health Care

      0.9%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2005

                                                                     Percent of
Company                                          U.S. $ Value        Net Assets
_______________________________________________________________________________

Simon Property Group, Inc.                       $ 20,378,916           7.7%
-------------------------------------------------------------------------------
ProLogis                                           16,547,328           6.3
-------------------------------------------------------------------------------
General Growth Properties, Inc.                    15,196,022           5.8
-------------------------------------------------------------------------------
Public Storage, Inc.                               11,959,640           4.5
-------------------------------------------------------------------------------
Vornado Realty Trust                               11,197,920           4.2
-------------------------------------------------------------------------------
Host Marriott Corp.                                10,050,850           3.8
-------------------------------------------------------------------------------
Equity Residential                                  9,945,440           3.8
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.               9,769,200           3.7
-------------------------------------------------------------------------------
Corporate Office Properties Trust                   8,587,040           3.2
-------------------------------------------------------------------------------
Archstone-Smith Trust                               8,412,172           3.2
-------------------------------------------------------------------------------
                                                 $122,044,528          46.2%

* All data are as of November 30, 2005. The Fund's sector/industry breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector/industry classifications presented herein are based on the sector/industry categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7


PORTFOLIO OF INVESTMENTS
November 30, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.8%

Real Estate Investment Trusts-95.3%
Apartment-16.2%
Archstone-Smith Trust                                 201,200     $   8,412,172
AvalonBay Communities, Inc.                            78,000         7,133,100
Camden Property Trust                                  66,500         3,923,500
Equity Residential                                    244,000         9,945,440
Essex Property Trust, Inc.                             38,800         3,557,960
Mid-America Apartment Communities, Inc.                93,800         4,555,866
United Dominion Realty Trust, Inc.                    230,400         5,158,656
                                                                  -------------
                                                                     42,686,694
                                                                  -------------
Diversified-6.7%
Cousins Properties, Inc.                               67,100         1,868,064
Digital Realty Trust, Inc.                            105,900         2,380,632
iStar Financial, Inc.                                  61,600         2,289,056
Vornado Realty Trust                                  131,200        11,197,920
                                                                  -------------
                                                                     17,735,672
                                                                  -------------
Health Care-1.8%
Ventas, Inc.                                           82,300         2,594,919
Windrose Medical Properties Trust                     149,100         2,236,500
                                                                  -------------
                                                                      4,831,419
                                                                  -------------
Hotels & Restaurants-7.0%
Host Marriott Corp.                                   561,500        10,050,850
LaSalle Hotel Properties                               72,500         2,440,350
Strategic Hotel Capital, Inc.                          35,900           663,073
Sunstone Hotel Investors, Inc.                        214,400         5,424,320
                                                                  -------------
                                                                     18,578,593
                                                                  -------------
Office-21.3%
Alexandria Real Estate Equities, Inc.                 116,300         9,769,200
Arden Realty, Inc.                                     71,400         3,247,272
Boston Properties, Inc.                               102,100         7,678,941
Brookfield Properties Corp. (Canada)                  281,600         8,394,496
CarrAmerica Realty Corp.                               62,100         2,192,130
Corporate Office Properties Trust                     238,000         8,587,040
Equity Office Properties Trust                        114,700         3,576,346
Maguire Properties, Inc.                              151,300         4,841,600
Reckson Associates Realty Corp.                        58,000         2,130,340
SL Green Realty Corp.                                  79,050         5,837,843
                                                                  -------------
                                                                     56,255,208
                                                                  -------------
Regional Malls-14.5%
General Growth Properties, Inc.                       333,100        15,196,022
Simon Property Group, Inc.                            263,600        20,378,916
The Macerich Co.                                       39,700         2,698,806
                                                                  -------------
                                                                     38,273,744
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-12.9%
Developers Diversified Realty Corp.                   131,400     $   5,952,420
Federal Realty Investment Trust                        71,100         4,477,878
Kimco Realty Corp.                                    255,200         8,026,040
Pan Pacific Retail Properties, Inc.                    66,300         4,461,990
Regency Centers Corp.                                 137,100         7,958,655
Tanger Factory Outlet Centers, Inc.                   115,900         3,186,091
                                                                  -------------
                                                                     34,063,074
                                                                  -------------
Storage-5.3%
Public Storage, Inc.                                  169,400        11,959,640
Sovran Self Storage, Inc.                              42,400         2,103,040
                                                                  -------------
                                                                     14,062,680
                                                                  -------------
Warehouse & Industrial-9.6%
EastGroup Properties, Inc.                            133,600         6,029,368
First Potomac Realty Trust                            100,900         2,789,885
ProLogis                                              364,800        16,547,328
                                                                  -------------
                                                                     25,366,581
                                                                  -------------
Total Real Estate Investment Trusts                                 251,853,665
                                                                  -------------
Consumer Services-3.5%
Hotels & Restaurants-3.5%
Hilton Hotels Corp.                                   114,200         2,503,264
Starwood Hotels & Resorts Worldwide, Inc.             109,100         6,600,550
                                                                  -------------
                                                                      9,103,814
                                                                  -------------
Total Common Stocks
  (cost $169,926,801)                                               260,957,479
                                                                  -------------
SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
The Bank of New York
  3.00%, 12/01/05
  (cost $2,431,000)                                    $2,431         2,431,000
                                                                  -------------
Total Investments-99.7%
  (cost $172,357,801)                                               263,388,479
Other assets less liabilities-0.3%                                      864,480
                                                                  -------------
Net Assets-100%                                                   $ 264,252,959
                                                                  =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005

ASSETS
Investments in securities, at value (cost $172,357,801)          $  263,388,479
Cash                                                                        336
Receivable for capital stock sold                                     3,275,488
Receivable for investment securities sold                             1,592,761
Dividends and interest receivable                                       135,438
                                                                 --------------
Total assets                                                        268,392,502
                                                                 --------------
LIABILITIES
Payable for capital stock redeemed                                    3,534,767
Distribution fee payable                                                139,099
Advisory fee payable                                                    117,416
Transfer agent fee payable                                               54,314
Accrued expenses                                                        293,947
                                                                 --------------
Total liabilities                                                     4,139,543
                                                                 --------------
Net Assets                                                       $  264,252,959
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $      120,410
Additional paid-in capital                                          183,559,350
Accumulated net realized loss on investment transactions            (10,457,479)
Net unrealized appreciation of investments                           91,030,678
                                                                 --------------
                                                                 $  264,252,959
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                    ----------------------------       Maximum
                                     Shares          Offering        Redemption       Offering
Class           Net Assets        Outstanding          Price            Price          Price *
-------------------------------------------------------------------------------------------------
A              $128,889,708         5,849,291              --           $22.04         $23.02
-------------------------------------------------------------------------------------------------
B              $ 79,207,247         3,626,390          $21.84               --             --
-------------------------------------------------------------------------------------------------
C              $ 51,900,365         2,371,287          $21.89               --             --
-------------------------------------------------------------------------------------------------
Advisor        $  3,096,885           141,351          $21.91           $21.91             --
-------------------------------------------------------------------------------------------------
R              $     57,913             2,631          $22.01           $22.01             --
-------------------------------------------------------------------------------------------------
K              $     41,676             1,892          $22.03           $22.03             --
-------------------------------------------------------------------------------------------------
I              $  1,059,165            48,120          $22.01           $22.01             --
-------------------------------------------------------------------------------------------------

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2005

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $33,073)                                 $  9,585,382
Interest                                           150,453     $  9,735,835
                                              ------------
EXPENSES
Advisory fee.                                    1,889,256
Distribution fee--Class A                          322,693
Distribution fee--Class B                          947,726
Distribution fee--Class C                          538,570
Distribution fee--Class R                               85
Distribution fee--Class K                               26
Transfer agency                                    848,399
Printing                                           188,024
Custodian                                          178,399
Registration                                       108,222
Legal                                              100,093
Administrative                                      82,142
Audit                                               73,881
Directors' fees                                     27,941
Miscellaneous                                       23,604
                                              ------------
Total expenses                                   5,329,061
Less: expense offset arrangement
  (see Note B)                                      (5,627)
                                              ------------
Net expenses                                                      5,323,434
                                                               ------------
Net investment income                                             4,412,401
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                  105,963,419(a)
Net change in unrealized
  appreciation/depreciation
  of investments                                                (55,680,334)
                                                               ------------
Net gain on investment transactions                              50,283,085
                                                               ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                              $ 54,695,486
                                                               ============


(a) On August 5, 2005, the Fund had a redemption-in-kind with total proceeds in the amount of $135,216,783. The net realized gains on investments of $60,259,649 will not be realized for tax purposes.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $    4,412,401   $    5,432,670
Net realized gain on investment
  transactions                                     105,963,419       31,396,460
Net change in unrealized
  appreciation/depreciation
  of investments                                   (55,680,334)      62,617,474
                                                --------------   --------------
Net increase in net assets
  from operations                                   54,695,486       99,446,604

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                           (1,525,438)      (2,123,448)
  Class B                                             (914,412)      (2,938,088)
  Class C                                             (493,416)      (1,379,809)
  Advisor Class                                     (2,099,245)      (4,403,629)
  Class R                                                 (194)              -0-
  Class K                                                 (103)              -0-
  Class I                                               (3,330)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                           (197,375,490)       9,686,489
                                                --------------   --------------
Total increase (decrease)                         (147,716,142)      98,288,119

NET ASSETS
Beginning of period                                411,969,101      313,680,982
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of $0 and $0, respectively)                   $  264,252,959   $  411,969,101
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 13


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended November 30, 2005, such fees amounted to $82,142.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $476,149 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $5,627 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $15,361 from the sale of Class A shares and received $3,314, $76,688 and $8,040 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005, amounted to $363,523, of which $174,021 and $0, respectively, was paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,853,602, $1,716,505, $78 and $26 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005 were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  153,383,823   $  342,715,224
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  172,907,141
                                                                 ==============
Gross unrealized appreciation                                    $   90,665,632
Gross unrealized depreciation                                          (184,294)
                                                                 --------------
Net unrealized appreciation                                      $   90,481,338
                                                                 ==============


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17


NOTE E

Capital Stock

There are 21,000,000,000 shares of $0.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,965,153     2,172,366   $  39,238,204    $ 35,850,337
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               64,601        99,633       1,287,159       1,622,179
-------------------------------------------------------------------------------
Shares converted
  from Class B         1,003,046       238,690      20,335,242       4,167,049
-------------------------------------------------------------------------------
Shares redeemed       (1,788,277)   (1,777,561)    (35,752,469)    (28,604,884)
-------------------------------------------------------------------------------
Net increase           1,244,523       733,128   $  25,108,136    $ 13,034,681
===============================================================================

Class B
Shares sold              493,981     1,025,340   $   9,768,677    $ 16,838,111
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               34,992       130,155         688,975       2,100,563
-------------------------------------------------------------------------------
Shares converted
  to Class A          (1,010,587)     (240,057)    (20,335,242)     (4,167,049)
-------------------------------------------------------------------------------
Shares redeemed       (1,569,620)   (2,388,992)    (31,087,235)    (38,357,397)
-------------------------------------------------------------------------------
Net decrease          (2,051,234)   (1,473,554)  $ (40,964,825)   $(23,585,772)
===============================================================================

Class C
Shares sold              283,150       663,469   $   5,580,550    $ 10,815,929
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               13,651        45,712         269,261         739,088
-------------------------------------------------------------------------------
Shares redeemed         (896,204)     (949,142)    (17,804,921)    (15,201,528)
-------------------------------------------------------------------------------
Net decrease            (599,403)     (239,961)  $ (11,955,110)   $ (3,646,511)
===============================================================================

Advisor Class
Shares sold              641,667     1,341,210   $  12,454,050    $ 21,592,616
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              106,902       270,363       2,093,525       4,371,116
-------------------------------------------------------------------------------
Shares redeemed       (8,975,690)     (128,977)   (185,245,938)     (2,079,641)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (8,227,121)    1,482,596   $(170,698,363)   $ 23,884,091
===============================================================================


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                       March 1,                     March 1,
                      2005(a) to                   2005(a)to
                     November 30,                 November 30,
                         2005                         2005
                     ------------                --------------
Class R
Shares sold                2,786                 $      57,428
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                    5                           106
-------------------------------------------------------------------------------
Shares redeemed             (160)                       (3,441)
-------------------------------------------------------------------------------
Net increase               2,631                 $      54,093
===============================================================================

Class K
Shares sold                1,901                 $      38,577
-------------------------------------------------------------------------------
Shares redeemed               (9)                         (195)
-------------------------------------------------------------------------------
Net increase               1,892                 $      38,382
===============================================================================

Class I
Shares sold               53,614                 $   1,158,804
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  152                         3,199
-------------------------------------------------------------------------------
Shares redeemed           (5,646)                     (119,806)
-------------------------------------------------------------------------------
Net increase              48,120                 $   1,042,197
===============================================================================

(a)  Commencement of distribution.


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications.The Fund's maximum expo-


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19


sure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $    5,036,138   $   10,844,974
                                            --------------   --------------
Total taxable distributions                      5,036,138       10,844,974
                                            --------------   --------------
Total distributions paid                    $    5,036,138   $   10,844,974
                                            ==============   ==============


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $   (9,908,139)(a)
Unrealized appreciation/(depreciation)                           90,481,338(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   80,573,199
                                                             ==============


(a) On November 30, 2005, the Fund had a net capital loss carryforward of $9,908,139, which expires in 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized loss carryforward of $45,427,971.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income and the tax treatment of gains from redemptions in kind resulted in a decrease to distribution in excess of net investment income, a decrease to accumulated net realized gain on investment transactions and an increase to additional paid in-capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21


the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual alle-


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


gations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23


Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                                      ---------------------------------------------------------------
                                                           Year Ended November 30,
                                      ---------------------------------------------------------------
                                          2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $19.15       $14.90       $11.52       $11.47       $10.70

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                   .32          .27(b)       .37          .34          .32
Net realized and
  unrealized gain
  on investment
  transactions                            2.87         4.50         3.53          .23          .97
Net increase
  in net asset value
  from operations                         3.19         4.77         3.90          .57         1.29

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.30)        (.52)        (.52)        (.32)        (.32)
Tax return of capital                       -0-          -0-          -0-        (.20)        (.20)
Total dividends and
  distributions                           (.30)        (.52)        (.52)        (.52)        (.52)
Net asset value,
  end of period                         $22.04       $19.15       $14.90       $11.52       $11.47

TOTAL RETURN
Total investment return
  based on net asset
  value(c)                               16.83%       32.70%       34.89%        4.85%       12.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $128,890      $88,162      $57,701      $35,626      $22,422
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.35%        1.31%        1.74%        1.75%        1.78%
  Expenses, before waivers/
    reimbursements                        1.35%        1.55%        1.74%        1.75%        1.78%
  Net investment income                   1.58%        1.67%(b)     2.84%        2.87%        2.84%
Portfolio turnover rate                     46%          39%          30%          37%          40%


See footnote summary on page 31.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class B
                                      ---------------------------------------------------------------
                                                           Year Ended November 30,
                                      ---------------------------------------------------------------
                                          2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $19.01       $14.84       $11.48       $11.44       $10.68

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income(a)                                .18          .20(b)       .30          .28          .28
Net realized and
  unrealized gain
  on investment
  transactions                            2.82         4.42         3.51          .21          .93
Net increase
  in net asset value
  from operations                         3.00         4.62         3.81          .49         1.21

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.17)        (.45)        (.45)        (.28)        (.28)
Tax return of capital                       -0-          -0-          -0-        (.17)        (.17)
Total dividends
  and distributions                       (.17)        (.45)        (.45)        (.45)        (.45)
Net asset value,
  end of period                         $21.84       $19.01       $14.84       $11.48       $11.44

TOTAL RETURN
Total investment return
  based on net asset
  value(c)                               15.89%       31.69%       34.05%        4.15%       11.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $79,207     $107,943     $106,147      $99,370      $98,014
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.05%        2.03%        2.47%        2.47%        2.50%
  Expenses, before waivers/
    reimbursements                        2.06%        2.27%        2.47%        2.47%        2.50%
  Net investment income                    .91%        1.22%(b)     2.40%        2.35%        2.53%
Portfolio turnover rate                     46%          39%          30%          37%          40%


See footnote summary on page 31.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class C
                                      ---------------------------------------------------------------
                                                           Year Ended November 30,
                                      ---------------------------------------------------------------
                                          2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $19.03       $14.86       $11.49       $11.46       $10.69

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income(a)                                .18          .18(b)       .29          .28          .28
Net realized and
  unrealized gain
  on investment
  transactions                            2.85         4.44         3.53          .20          .94
Net increase
  in net asset value
  from operations                         3.03         4.62         3.82          .48         1.22

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.17)        (.45)        (.45)        (.28)        (.28)
Tax return of capital                       -0-          -0-          -0-        (.17)        (.17)
Total dividends
  and distributions                       (.17)        (.45)        (.45)        (.45)        (.45)
Net asset value, end
  of period                             $21.89       $19.03       $14.86       $11.49       $11.46

TOTAL RETURN
Total investment return
  based on net asset
  value(c)                               16.04%       31.65%       34.10%        4.06%       11.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $51,900      $56,543      $47,698      $35,845      $34,699
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.04%        2.02%        2.46%        2.46%        2.49%
  Expenses, before waivers/
    reimbursements                        2.04%        2.26%        2.46%        2.46%        2.49%
  Net investment income                    .91%        1.11%(b)     2.31%        2.35%        2.50%
Portfolio turnover rate                     46%          39%          30%          37%          40%


See footnote summary on page 31.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Advisor Class
                                      ---------------------------------------------------------------
                                                          Year Ended November 30,
                                      ---------------------------------------------------------------
                                          2005         2004         2003         2002         2001
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $19.04       $14.83       $11.48       $11.46       $10.71

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                   .29          .32(b)       .40          .21          .37
Net realized and
  unrealized gain
  on investment
  transactions                            2.94         4.47         3.53          .39          .96
Net increase
  in net asset value
  from operations                         3.23         4.79         3.93          .60         1.33

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.36)        (.58)        (.58)        (.36)        (.37)
Tax return of capital                       -0-          -0-          -0-        (.22)        (.21)
Total dividends
  and distributions                       (.36)        (.58)        (.58)        (.58)        (.58)
Net asset value,
  end of period                         $21.91       $19.04       $14.83       $11.48       $11.46

TOTAL RETURN
Total investment return
  based on net asset
  value(c)                               17.17%       33.07%       35.40%        5.12%       12.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $3,097     $159,321     $102,135      $59,459       $1,831
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         .95%        1.00%        1.44%        1.51%        1.48%
  Expenses, before waivers/
    reimbursements                         .95%        1.25%        1.44%        1.51%        1.48%
  Net investment income                   1.54%        1.97%(b)     3.17%        1.73%        3.27%
Portfolio turnover rate                     46%          39%          30%          37%          40%


See footnote summary on page 31.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    Class R
                                                                 --------------
                                                                    March 1,
                                                                   2005(d) to
                                                                   November 30,
                                                                      2005
                                                                 --------------
Net asset value, beginning of period                                 $18.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                .39
Net realized and unrealized gain on investment transactions            2.81
Net increase in net asset value from operations                        3.20

LESS: DIVIDENDS
Dividends from net investment income                                   (.16)
Net asset value, end of period                                       $22.01

TOTAL RETURN
Total investment return based on net asset value(c)                   16.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $58
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.69%
  Expenses, before waivers/reimbursements(e)                           1.70%
  Net investment income(e)                                             2.89%
Portfolio turnover rate                                                  46%


See footnote summary on page 31.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    Class K
                                                                 --------------
                                                                    March 1,
                                                                   2005(d) to
                                                                   November 30,
                                                                      2005
                                                                 --------------
Net asset value, beginning of period                                 $18.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                .38
Net realized and unrealized gain on investment transactions            2.87
Net increase in net asset value from operations                        3.25

LESS: DIVIDENDS
Dividends from net investment income                                   (.19)
Net asset value, end of period                                       $22.03

TOTAL RETURN
Total investment return based on net asset value(c)                   17.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $42
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.37%
  Expenses, before waivers/reimbursements(e)                           1.37%
  Net investment income(e)                                             2.72%
Portfolio turnover rate                                                  46%


See footnote summary on page 31.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    Class I
                                                                 --------------
                                                                    March 1,
                                                                   2005(d) to
                                                                   November 30,
                                                                      2005
                                                                 --------------
Net asset value, beginning of period                                 $18.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                .53
Net realized and unrealized gain on investment transactions            2.76
Net increase in net asset value from operations                        3.29

LESS: DIVIDENDS
Dividends from net investment income                                   (.25)
Net asset value, end of period                                       $22.01

TOTAL RETURN
Total investment return based on net asset value(c)                   17.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $1,059
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.15%
  Expenses, before waivers/reimbursements(e)                           1.15%
  Net investment income(e)                                             4.03%
Portfolio turnover rate                                                  46%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Fund, Inc. at November 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 11, 2006


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


TAX INFORMATION
(unaudited)

For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $49,458 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 33


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Real Estate Investment Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005, and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, to amend and restate the charter of the Fund which will repeal in its entirety all currently existing provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement as attached to the Proxy Statement as Appendix D, an insufficient number of required outstanding shares voted in favor of the proposal, and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualified.

                                                     Withheld
                               Voted For            Authority
                         -------------------------------------------
Ruth Block                     6,724,496              169,151
David H. Dievler               6,730,880              162,767
John H. Dobkin                 6,735,162              158,484
Michael J. Downey              6,735,635              158,011
William H. Foulk, Jr.          6,733,812              159,835
D. James Guzy                  6,455,012              438,634
Marc O. Mayer                  6,734,846              158,801
Marshall C. Turner, Jr.        6,735,564              158,082


2. To amend and restate the charter of the Fund which will repeal in its entirety all currently existing charter provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement.

                              Voted
          Voted For          Against            Abstained
-----------------------------------------------------------------
          5,826,455          164,907             623,095


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


3. To amend, eliminate, or reclassify as non-fundamental of the fundamental investment restrictions regarding:

                                                           Voted                        Broker
                                         Voted For        Against      Abstained      Non-Votes
                                      -----------------------------------------------------------
3.A.     Diversification                 5,354,042        195,361        138,568      1,359,246

3.B.     Issuing Senior Securities       5,323,652        230,149        134,170      1,359,246
         and Borrowing Money

3.C.     Underwriting Securities         5,323,542        224,963        139,465      1,359,246

3.D.     Concentration of                5,331,170        222,668        134,133      1,359,246
         Investments

3.E.     Real Estate and                 5,325,510        222,670        139,791      1,359,246
         Companies That Deal
         In Real Estate

3.F.     Commodity Contracts             5,318,259        229,974        139,739      1,359,246
         and Futures Contracts

3.G.     Loans                           5,323,751        223,807        140,414      1,359,246

3.H.     Joint Securities Trading        5,319,521        226,980        141,471      1,359,246
         Accounts

3.I.     Exercising Control              5,334,219        220,260        133,452      1,359,246

3.K.     Oil, Gas and Other              5,335,914        219,628        132,429      1,359,246
         Types of Minerals or
         Mineral Leases

3.L.     Purchase of Securities          5,326,806        228,297        132,868      1,359,246
         on Margin

3.M.     Short Sales                     5,337,490        217,804        132,678      1,359,246

3.N.     Pledging, Hypothecating,        5,344,121        211,190        132,660      1,359,246
         Mortgaging, or Otherwise
         Encumbering Assets

4.       The reclassification of the     4,889,761        453,525        344,685      1,359,246
         Fund's fundamental
         investment objective as
         non-fundamental with
         changes to the Fund's
         investment objective.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G.Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the REIT Investment Policy Group. Teresa Marziano and Joseph G. Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND               OTHER
      NAME, ADDRESS                         PRINCIPAL                             COMPLEX          DIRECTORSHIPS
   AND DATE OF BIRTH                      OCCUPATION(S)                          OVERSEEN               HELD
  (First Year Elected*)                DURING PAST 5 YEARS                      BY DIRECTOR         BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,++         Investment adviser and an                       108                None
Suite 100                           independent consultant. He
2 Sound View Drive                  was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1996)                              since prior to 2001. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block, #,+                     Formerly an Executive Vice President            106                None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/11/30                            Society of the United States;
(1996)                              Chairman and Chief Executive
                                    Officer of Evlico (insurance); Director
                                    of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation;
                                    Governor at Large, National
                                    Association of Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                   107                None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1996)                              responsible for mutual fund
                                    administration. Prior to joining ACMC
                                    in 1984, he was Chief Financial Officer
                                    of Eberstadt Asset Management since
                                    1968. Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  106                None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             Senior Advisor from June 1999 -
(1996)                              June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989 - May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during 1988-
                                    1992, Director and Chairman of the
                                    Audit Committee of ACMC.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 37


                                                                                PORTFOLIOS
                                                                                 IN FUND               OTHER
      NAME, ADDRESS                         PRINCIPAL                             COMPLEX          DIRECTORSHIPS
   AND DATE OF BIRTH                      OCCUPATION(S)                          OVERSEEN               HELD
  (First Year Elected*)                DURING PAST 5 YEARS                      BY DIRECTOR         BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #                Consultant since January 2004.                  106                Asia
c/o Alliance Capital                Formerly managing partner of                                      Pacific
Management L.P.                     Lexington Capital, LLC (investment                              Fund, Inc.;
Attention:                          advisory firm) from December 1997                                 and The
Philip L. Kirstein                  until December 2003. Prior thereto,                               Merger
1345 Avenue of the                  Chairman and CEO of Prudential                                     Fund
Americas                            Mutual Fund Management from
New York, NY 10105                  1987to1993.
1/26/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                    106         Intel Corporation,
P.O. Box 128                        Technology (semi-conductors)                                  Cirrus Logic
Glenbrook, NV 89413                 and of SRC Computers, Inc.,                                    Corporation,
3/7/36                              with which he has been associated                                Novellus
(2005)                              since prior to 2001. He is also                                Corporation,
                                    President of the Arbor Company                               Micro Component
                                    (private family investments).                                Technology, the
                                                                                                 Davis Selected
                                                                                                 Advisors Group
                                                                                                 of Mutual Funds,
                                                                                                 and LogicVision

Marshall C. Turner, Jr., #          Principal of Turner Venture                     106               Toppan
220 Montgomery Street               Associates (venture capital and                              Photomasks, Inc.,
Penthouse 10                        consulting) since prior to 2001.                               the George
San Francisco,                      Chairman and CEO, DuPont                                          Lucas
CA 94104                            Photomasks, Inc., Austin, Texas,                              Educational
10/10/41                            2003-2005, and President and                                 Foundation, and
(2005)                              CEO since company acquired,                                  Chairman of the
                                    and name changed to Toppan                                     Board of the
                                    Photomasks, Inc. in 2005 (semi-                               Smithsonian's
                                    conductor manufacturing services).                               National
                                                                                                     Museum of
                                                                                                  Natural History


INTERESTED DIRECTORS

Marc O. Mayer, **                   Executive Vice President of ACMC                106            SCB Partners,
1345 Avenue of the                  since 2001 and Chairman of the                                  Inc.; and
Americas                            Board of AllianceBernstein Investment                           SCB, Inc.
New York, NY 10105                  Research and Management, Inc.
10/2/57                             ("ABIRM") since 2000; prior thereto,
(2003)                              Chief Executive Officer of Sanford C.
                                    Bernstein & Co., LLC (institutional
                                    research and brokerage arm of
                                    Bernstein and Co., LLC ("SCB & Co."))
                                    and its predecessor since prior to
                                    2001.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++  Member of the Fair Value Pricing Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 39


Officer Information

Certain information concerning the Fund's officers is set forth below.


   NAME, ADDRESS,*                       POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer of the AllianceBernstein
                                    Compliance                      Funds, with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P.  since prior to
                                                                    2001 until March 2003.

Teresa Marziano                     Senior Vice President           Senior Vice President of ACMC**, with
9/1/54                                                              which she has been associated since
                                                                    prior to 2001.

Joseph G. Paul                      Senior Vice President           Senior Vice President of ACMC**, with
2/8/60                                                              which he has been associated since
                                                                    prior to 2001.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant Secretary
                                                                    of ABIRM**, with which she has been
                                                                    associated since prior to 2001.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior to
                                                                    2001.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which he
12/14/64                                                            has been associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 41


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with similar investment objectives;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 43


Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper Real Estate Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3- and 5-year and since inception periods (inception September 1996) and for calendar years 1997 to 2004 and compared to the National Association of Real Estate Investment Trusts Equity Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 12 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 45


39 to 21 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3- and 5-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was significantly below the Lipper median in the YTD period, slightly above the Lipper median in the 1-year period, materially above the Lipper median in the 3-year period, slightly below the Lipper median in the 5-year period and materially below the Lipper median in the since inception period, and that the Fund's calendar year performance was significantly above the Lipper medians in 2004, 2003 and 1997, materially above the Lipper median in 2001, materially below the Lipper median in 2000 and significantly below the Lipper medians in 2002, 1999 and 1998. The directors further noted that in the Performance Group and Performance Universe comparisons, the Fund was in the third quintile for all periods reviewed except that it was in the fourth quintile in the Performance Group comparison in the 1- and 5-year periods. Based on their review, the directors concluded that the Fund's relative investment performance over time was satisfactory. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented the information on the Form ADV. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 3 basis points. The directors also noted that the Adviser advises two other AllianceBernstein funds with similar investment objectives and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's expense ratio was somewhat lower than the median for the Expense Group and materially lower than the median for the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 47


the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

*  Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap
Value Fund. Prior to May 16, 2005, International Growth Fund was named
Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 49


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Real Estate Investment Fund, Inc., (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                               Advisory Fee Based on % of
                                                Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate                  First $2.5 billion .55%
Investment Fund, Inc.                          Next $2.5 billion .45%
                                               Excess over $5 billion .40%


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                            Pro-Forma             Fiscal
                                          Expense Ratio*         Year End
-------------------------------------------------------------------------------
AllianceBernstein Real Estate            Advisor - 1.94%         November
Investment Fund, Inc.                    Class A - 1.26%         30, 2004
                                         Class B - 1.98%
                                         Class C - 1.96%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                            Latest
                                         Fiscal Year       As % of Average
                                           Amount          Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund, Inc.                    $88,601.00              .03


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.


* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 51


                                         Total
                                      Net Assets
                                       03/31/05        Alliance Institutional
                                        ($MIL)              Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Real Estate           349.6         Domestic REIT Strategy
Investment Fund, Inc.                                        Schedule
                                                        70 bp on 1st $25 m
                                                        60 bp on next $25 m
                                                        50 bp on next $25 m
                                                     negotiable on the balance
                                                    Minimum account size $10 m

The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                             Fee
--------------------------------------------------------
Real Estate                            .95%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                      Lipper Group
                                          Fee          Median         Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund, Inc.                     0.55          0.775         2/12

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classifica-


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


tion/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                  Lipper       Lipper       Lipper       Lipper
                                  Expense        Universe     Universe      Group         Group
                                   Ratio          Median        Rank         Rank        Median
-------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund, Inc.               1.306         1.523         7/32         5/12         1.385


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund increased slightly during calendar 2004 relative to 2003 as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 53


Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund, Inc.              $9,117

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                        12b-1 Fee       CDSC
                                                        Received**    Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund, Inc.     $1,749,031     $97,511

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund, Inc.             $646,000


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

54 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 55


The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund relative to its Lipper universe:

                                               Performance Year
                                       Rank in Performance Universe for
                                         Periods Ended March 31, 2005
-------------------------------------------------------------------------------
                                        1              3              5
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund, Inc.                 20/39          12/26          13/21

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

56 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ABREIFAR1105


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004     $48,000       $3,080        $15,531
                                   2005     $50,000       $4,047        $17,704

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                        All Fees for                     Committee
                                                     Non-Audit Services           (Portion Comprised of
                                                       Provided to the              Audit Related Fees)
                                                   Portfolio, the Adviser          (Portion Comprised of
                                                   and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------------------------------------

                                        2004           $1,156,711                   [ $168,611 ]
                                                                                    ( $153,080 )
                                                                                    ( $ 15,531 )
                                        2005           $  900,747                   [ $189,454 ]
                                                                                    ( $171,750 )
                                                                                    ( $ 17,704 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Real Estate Investment Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: January 27, 2006